Fees Summary	Mar. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,988,009.55
Previously Paid Amount	0.00
Total Fee Amount	8,418.66
Total Offset Amount	3,739.35
Net Fee	$ 4,679.31
Final Prospectus	false